UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2018

SEMILEDS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34992	20-2735523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.	350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +886-37-586788

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2018, SemiLEDs Corporation (the “Company”) amended its Amended and Restated Certificate of Incorporation, as amended, to reduce the number of authorized share of common stock from 75,000,000 to 7,500,000.  The amendment was approved by the Company’s board of directors on April 10, 2018 and by the Company’s shareholders on June 29, 2018 (Taiwan time).

The description of the amendment set forth above is qualified by reference to the full text of the Company’s Certificate of Amendment to the Amended and Restated Certificate of Incorporation, a copy of which is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 29, 2018 (Taiwan time), the Company held its Annual Meeting of Stockholders. At the Annual Meeting, holders of the Company’s common stock voted on five proposals: (1) election of five directors to hold office until the 2019 Annual Meeting of Stockholders; (2) ratification of the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2018; (3) advisory vote on executive compensation; (4) advisory vote on the frequency of holding future advisory votes on executive compensation; and (5) approve the amendment of the restated certificate of incorporation, as amended, to reduce the number of authorized common stock from 75,000,000 to 7,500,000.

The final votes cast on the five proposals were as follows:

Proposal 1:

The following individuals were elected to serve as directors for a one-year term ending with the 2019 Annual Meeting of Stockholders by the votes as set forth in the following table:

	Votes For	Votes Withheld	Broker Non-Votes
Trung T. Doan	1,998,242	11,674	909,355
Walter Michael Gough	1,998,229	11,687	909,355
Dr. Edward Hsieh	1,998,529	11,387	909,355
Roger Lee	1,997,242	12,674	909,355
Scott R. Simplot	1,998,529	11,387	909,355

Proposal 2:

The appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2018 was ratified by the votes set forth in the following table:

Votes For	Votes Against	Abstain	Broker Non-Votes (1)
2,785,457	130,789	3,025	0

(1)	This proposal constituted a routine matter. Therefore, brokers were permitted to vote on this proposal without receipt of instructions from beneficial owners.

Proposal 3:

The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, by the votes set forth in the following table:

Votes For	Votes Against	Abstain	Broker Non-Votes
1,983,502	15,841	10,573	909,355

Proposal 4:

The stockholders approved, on an advisory (non-binding) basis, the frequency of holding future advisory votes on executive compensation every three years, by the votes set forth in the following table:

Votes For One year	Votes For Two years	Votes For Three years	Abstain	Broker Non-Votes
27,408	7,103	1,971,505	3,900	909,355

Accordingly, the Company will hold an advisory for every three years.

Proposal 5

The stockholders approved the amendment of the restated certificate of incorporation, as amended, to reduce the number of authorized common stock from 75,000,000 to 7,500,000, by the votes set forth in the following table:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,133,675	737,099	48,497	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of SemiLEDs Corporation dated June 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 03, 2018

SemiLEDs Corporation

	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Chief Financial Officer

4